                                                                [EXECUTION COPY]

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT

                                       of

                          TEJON DERMODY INDUSTRIAL LLC,

                      a Delaware Limited Liability Company

                              As of March 20, 2001

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1 ORGANIZATIONAL MATTERS.................................................................106
                  1.1    Formation...............................................................106
                  1.2    Name....................................................................107
                  1.3    Principal Place of Business; Other Places of Business...................107
                  1.4    Business Purpose........................................................107
                  1.5    Certificate of Formation; Filings.......................................107
                  1.6    Registered Office and Designated Agent for Service of Process...........107
                  1.7    Term....................................................................108
ARTICLE 2 DEFINITIONS............................................................................108
                  2.1    "Act"...................................................................108
                  2.2    "Additional Members"....................................................108
                  2.3    "Adjusted Capital Account"..............................................108
                  2.4    "Affiliate".............................................................108
                  2.5    "Agreement".............................................................108
                  2.6    "Approved by the Members" and "Approval of the Members".................108
                  2.7    "Assignee"..............................................................108
                  2.8    "Builder Development Covenants".........................................108
                  2.9    "Business Plan".........................................................109
                  2.10   "Buy Out Notice"........................................................109
                  2.11   "Buy Out Option"........................................................109
                  2.12   "Capital Account".......................................................109
                  2.13   "Capital Call"..........................................................110
                  2.14   "Capital Contributions".................................................110
                  2.15   "Cash Available for Distribution".......................................110
                  2.16   "Class A Members".......................................................110
                  2.17   "Class B Interests".....................................................110
                  2.18   "Class B Members".......................................................110
                  2.19   "Code"..................................................................110
                  2.20   "Community Facilities District".........................................110
                  2.21   "Company"...............................................................110
                  2.22   "Company Assets"........................................................110
                  2.23   "Company Minimum Gain"..................................................110
                  2.24   "Contribution Date".....................................................110
                  2.25   "CPI"...................................................................110
                  2.26   "Covered Person"........................................................110
                  2.27   "Defaulting Member".....................................................111
                  2.28   "Depreciation"..........................................................111
                  2.29   "Economic Interest".....................................................111
                  2.30   "Effective Date"........................................................111
                  2.31   "Gross Asset Value".....................................................111
                  2.32   "Immediate Family"......................................................112
                  2.33   "Improvement Budget"....................................................112
                  2.34   "Improvement Plan"......................................................112

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
                  2.35   "Incapacity"............................................................112
                  2.36   "Industrial Park".......................................................112
                  2.37   "Leasing Budget"........................................................112
                  2.38   "Leasing Program".......................................................112
                  2.39   "Majority in Interest"..................................................112
                  2.40   "Marketing Budget"......................................................112
                  2.41   "Marketing Fund"........................................................112
                  2.42   "Marketing Program".....................................................112
                  2.43   "Master Plan"...........................................................112
                  2.44   "Members"...............................................................113
                  2.45   "Member Minimum Gain"...................................................113
                  2.46   "Member Nonrecourse Debt"...............................................113
                  2.47   "Member Nonrecourse Deductions".........................................113
                  2.48   "Membership Interest" or "Interest".....................................113
                  2.49   "Net Profits" or "Net Losses"...........................................113
                  2.50   "Non-Defaulting Member".................................................114
                  2.51   "Nonrecourse Deductions"................................................114
                  2.52   "Nonrecourse Liability".................................................114
                  2.53   "Notice Period" is defined in Section 7.10..............................114
                                                       -------
                  2.54   "Offeree Member"........................................................114
                  2.55   "Offering Notice".......................................................114
                  2.56   "Offeror Member"........................................................114
                  2.57   "Operating Cash Expenses"...............................................114
                  2.58   "Operating Budget"......................................................114
                  2.59   "Operating Program".....................................................114
                  2.60   "Option Interest".......................................................114
                  2.61   "Percentage Interest"...................................................115
                  2.62   "Person"................................................................115
                  2.63   "Pre-Contribution Improvement Costs"....................................115
                  2.64   "Property"..............................................................115
                  2.65   "Property Contribution".................................................115
                  2.66   "Prime Rate"............................................................115
                  2.67   "Proportionate" and "Proportionately"...................................115
                  2.68   "Recourse Liability"....................................................115
                  2.69   "Refinancing Proceeds"..................................................115
                  2.70   "Regulations"...........................................................115
                  2.71   "Regulatory Allocations"................................................115
                  2.72   "Reserves"..............................................................115
                  2.73   "Responsible Party".....................................................115
                  2.74   "Sales Proceeds"........................................................116
                  2.75   "Selling Member"........................................................116
                  2.76   "Specified Amount"......................................................116
                  2.77   "Stabilization".........................................................116
                  2.78   "Substitute Member".....................................................116
                  2.79   "Target Final Balances".................................................116
                  2.80   "Terminating Capital Transaction".......................................116

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
                  2.81   "Termination Payment"...................................................116
                  2.82   "Title Policy"..........................................................116
                  2.83   "Total Amount"..........................................................116
                  2.84   "Transfer"..............................................................116
                  2.85   "Unreturned Capital"....................................................116
                  2.86   "Voluntary Capital Call"................................................116
                  2.87   "Water District" is defined in Section 6.1.2(i).........................116
                                                        -------
ARTICLE 3 CAPITALIZATION.........................................................................117
                  3.1    Initial Capitalization of Members.......................................117
                  3.2    Additional Capital Contributions by Members.............................117
                  3.3    Capital Accounts........................................................120
                  3.4    Member Capital..........................................................120
                  3.5    Member Loans............................................................120
                  3.6    Liability of Members....................................................120
ARTICLE 4 DISTRIBUTIONS..........................................................................121
                  4.1    Timing and Amount of Distributions......................................121
                  4.2    Order of Distributions..................................................121
                  4.3    Distributions in Kind...................................................121
                  4.4    Withholding.............................................................121
ARTICLE 5 ALLOCATIONS OF NET PROFITS AND NET LOSSES..............................................122
                  5.1    Allocation of Net Profits and Losses....................................122
                  5.2    Additional Special Allocations..........................................122
                  5.3    Other Provisions........................................................125
ARTICLE 6 GOVERNANCE AND OPERATIONS..............................................................125
                  6.1    Management..............................................................125
                  6.2    Compensation and Reimbursement of Members and Member Affiliates.........129
                  6.3    Officers................................................................129
                  6.4    Records and Reports.....................................................130
                  6.5    Meetings of Members.....................................................131
                  6.6    Standards of Conduct....................................................131
                  6.7    Other Activities........................................................131
ARTICLE 7 INTERESTS AND TRANSFERS OF INTERESTS...................................................131
                  7.1    Transfers of Membership Interests.......................................131
                  7.2    Sale or Transfer of a Member's Interest.................................133
                  7.3    Rights of Assignees.....................................................133
                  7.4    Admissions, Withdrawals, and Removals...................................134
                  7.5    Payment Upon Withdrawal or Removal of Member............................134
                  7.6    Admission of Assignees as Substitute Members............................134
                  7.7    Withdrawal of Members...................................................135
                  7.8    Conversion of Membership Interest.......................................135
                  7.9    Buy/Sell................................................................135
                  7.10   Option to Purchase Defaulting Member's Interest.........................138
ARTICLE 8 LIABILITY, EXCULPATION, AND INDEMNIFICATION............................................139
                  8.1    Liability...............................................................139
                  8.2    Exculpation.............................................................139
                  8.3    Indemnification.........................................................140

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
                  8.4    Expenses................................................................140
                  8.5    Insurance...............................................................140
ARTICLE 9 DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY...............................140
                  9.1    Limitations.............................................................140
                  9.2    Exclusive Causes........................................................141
                  9.3    Effect of Dissolution...................................................141
                  9.4    No Capital Contribution Upon Dissolution................................141
                  9.5    Liquidation.............................................................141
ARTICLE 10 MISCELLANEOUS.........................................................................142
                  10.1   Amendments..............................................................142
                  10.2   Accounting and Fiscal Year..............................................142
                  10.3   Entire Agreement........................................................142
                  10.4   Further Assurances......................................................142
                  10.5   Notices.................................................................142
                  10.6   Tax Matters.............................................................143
                  10.7   Governing Law; Certain Waivers..........................................143
                  10.8   Construction............................................................143
                  10.9   Captions - Pronouns.....................................................143
                  10.10  Binding Effect..........................................................143
                  10.11  Confidentiality.........................................................143
                  10.12  Member Representations..................................................144
                  10.13  Counterparts............................................................144
                  10.14  Attorney Fees...........................................................145
                  10.15  Titles..................................................................145
                  10.16  Successors..............................................................145
                  10.17  Computation of Time Periods.............................................145
                  10.18  Severability............................................................145
                  10.19  Signatory Authority.....................................................145
                  10.20  Arbitration.............................................................145
                  10.21  Approvals...............................................................146
                  10.22  Interpretations.........................................................146
                  10.23  No Third-Party Beneficiaries............................................146

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                          TEJON DERMODY INDUSTRIAL LLC

     This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") for Tejon Dermody Industrial LLC (the "Company"), by and between Tejon Industrial Corp., a California corporation ("Tejon"), and Dermody Properties, a Nevada corporation ("Dermody"), which are referred to herein as the "Members" and each as a "Member," is made effective as of March 20, 2001 (the "Effective Date").

          WHEREAS, Tejon caused the formation of the Company on January 19, 2001 by filing with the Secretary of State of the State of Delaware that certain Certificate of Formation of the Company dated January 19, 2001;

          WHEREAS, Tejon, as the sole Member of the Company, organized the Company under the Delaware Limited Liability Company Act (as such may be amended from time to time, the "Act") with the execution of that certain Limited Liability Company Agreement on January 19, 2001 (the "Original LLC Agreement");

          WHEREAS, pursuant to the terms and conditions of that certain Letter of Intent by and between Tejon and Dermody, dated December 12, 2000, Tejon and Dermody agreed to negotiate the terms of a joint venture between the parties on the terms and conditions and for the purposes set forth therein and herein; and

          WHEREAS, the Members have reached agreement with respect to the joint venture and have elected to use the Company as the entity through which the joint venture will be conducted; and

          WHEREAS, the Members have decided to make certain amendments to the Original LLC Agreement, and, as so amended, to restate the Original LLC Agreement in its entirety.

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, the Original LLC Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE 1
                             ORGANIZATIONAL MATTERS

          1.1 Formation. The Members formed the Company as a limited liability company under the Act for the purposes and upon the terms and conditions set forth in this Agreement. The rights, powers, duties, and liabilities of the Members shall be as provided in the Act, except as otherwise expressly provided herein. In the event of any inconsistency between any terms and conditions contained in the Agreement and any non-mandatory provisions of the Act, the Agreement shall govern.

          1.2 Name. The name of the Company shall be "Tejon Dermody Industrial LLC." The Company may conduct business under one or more fictitious names Approved by the Members.

          1.3 Principal Place of Business; Other Places of Business. The principal place of business of the Company is 4436 Lebec Road, Lebec, California 93243, or such other place Approved by the Members. The Company may maintain offices and places of business at such other place or places within or outside the State of Delaware, as Approved by the Members.

          1.4 Business Purpose. Tejon is owner of the Tejon Industrial Complex, consisting of approximately 346 acres of land (the "Industrial Park"). The principal purposes of the Company shall be to develop and improve the real property described on Exhibit "B" attached hereto and incorporated herein (the
                      -------
"Property"). The contemplated improvements to the Property include one or more buildings, totaling up to (but no more than) 700,000 gross interior square feet. The Property shall be developed, entitled and improved consistent with the plan and related budgets attached hereto as Exhibit "C" and incorporated herein, as
                                       -------
such may be amended or supplemented from time to time as provided herein or otherwise with the Approval of the Members (the "Business Plan"), and Builder Development Restrictions in substantially the form and content of Exhibit "D"
                                                                  -------
attached hereto (which the Members shall execute on behalf of the Company) (as such may be amended from time to time as provided therein or herein, the "Builder Development Covenants"). In addition to the foregoing, the purposes of the Company shall include (a) constructing any off-site improvements necessary or desirable to develop, entitle and improve the Property consistent with the Business Plan, which improvements are not to be constructed by the Community Facilities District and which are Approved by the Members, (b) financing the activities of the Company, consistent with the Business Plan or as otherwise provided in this Agreement, (c) leasing the improvements on the Property to one or more tenants, including entering into build-to-suit and similar pre-lease arrangements with respect to such improvements, consistent with the Business Plan, (d) operating, maintaining and managing the improvements on the Property consistent with the Business Plan, and (e) selling or exchanging the Property and/or the improvements thereon (or an interest or interests in the Property and/or the improvements thereon) pursuant to the terms hereof. Any proposal to amend the Business Plan must, prior to being given effect, be Approved by the Members.

          Subject to the limitations set forth in this Agreement, the Company shall have the power to do and perform all things Approved by the Members to be necessary, desirable or appropriate for, incident to or connected with or arising out of such activities.

          1.5 Certificate of Formation; Filings. The Members have caused to be executed and filed a Certificate of Formation in the Office of the Delaware Secretary of State. The Members may execute and file any duly authorized amendments to the Certificate of Formation from time to time in a form prescribed by the Act. The Members shall also cause to be made, on behalf of the Company, such additional filings and recordings as it shall deem necessary or advisable.

          1.6 Registered Office and Designated Agent for Service of Process. The Company shall continuously maintain a registered office and a designated and duly qualified agent for service of process for the Company in the State of Delaware. The address of the registered office in Delaware and of the registered agent for service of process as of the effective date of this Agreement is c/o The Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

          1.7 Term. The Company commenced existence on the date that the Certificate was first properly filed with the Office of the Delaware Secretary of State, and shall continue perpetually until duly terminated.

                                    ARTICLE 2
                                   DEFINITIONS

     Capitalized words and phrases used and not otherwise defined elsewhere in this Agreement shall have the following meanings:

          2.1 "Act" is defined in the Preamble.

          2.2 "Additional Members" means those Persons admitted as Members pursuant to Section 3.2.2(d).
            -------

          2.3 "Adjusted Capital Account" means, with respect to any Member, the balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year, after: adding to such Capital Account the amount that such Member is deemed to be obligated to restore pursuant to Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and subtracting from such Capital Account such Member's share of the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

          2.4 "Affiliate" means, with reference to a specified Person: (a) a Person that, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person, (b) any Person that is an officer, director, general partner, manager or managing member, or trustee of, or serves in a similar capacity with respect to, the specified Person, or for which the specified Person is an officer, director, general partner, manager or managing member, or trustee, or serves in a similar capacity, or (c) any member of the Immediate Family of the specified Person.

          2.5 "Agreement" is defined in the Preamble.

          2.6 "Approved by the Members" and "Approval of the Members" mean, as to the subject matter thereof and as the context may require or permit, an express approval, consent, ratification or determination contained in a written statement, in minutes or a consent action signed by a Majority in Interest of the Members.

          2.7 "Assignee" means any Person (a) to whom a Member (or Assignee thereof) Transfers all or any part of its Interest, and (b) which has not been admitted as a Substitute Member pursuant to Section 7.6.
                                            -------

          2.8 "Builder Development Covenants"is defined in Section 1.4.
                                                           -------

          2.9 "Business Plan" is defined in Section 1.4.
                                            -------

          2.10 "Buy Out Notice"is defined in Section 7.10.
                                             -------

          2.11 "Buy Out Option" is defined in Section 7.10.
                                              -------

          2.12 "Capital Account" means Capital Account maintained for each Member in accordance with the following provisions:

               2.12.1 To each Member's Capital Account there shall be added (a) such Member's Capital Contributions and (b) such Member's allocable share of Net Profits and any items in the nature of income or gain that are specially allocated to such Member pursuant to Article 5 hereof or other provisions of
                                     -------
this Agreement.

               2.12.2 From each Member's Capital Account there shall be subtracted (a) the amount of (i) cash and (ii) the Gross Asset Value of any Company Property distributed to such Member pursuant to any provision of this Agreement (net of liabilities encumbering the distributed Company Property that such Member is considered to assume or take subject to under Code Section 752),
(b) such Member's allocable share of Net Losses and any other items in the nature of expenses or losses that are specially allocated to such Member pursuant to Article 5 hereof and (c) liabilities of such Member assumed by the
            -------
Company or which are secured by any property contributed by such Member to the company, calculated by reference to Code Section 752. With respect to distributions of Company Property, Capital Accounts shall first be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not been previously reflected in Capital Accounts) would be allocated, pursuant to Article 5 hereof, to the Members if there were a taxable disposition of such property for its fair market value (taking Code Section 7701(g) into account) on the date of distribution.

               2.12.3 The Members may cause an increase or decrease in the Capital Accounts of the Members to reflect a revaluation of Company Property on the Company's books and records. Any such adjustments shall be made in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).

               2.12.4 Additional adjustments shall be made to the Members' Capital Accounts as required by Regulations Sections 1.704-1(b) and 1.704-2 or, as permitted but not required, Approved by the Members. Adjustments to Capital Accounts in respect to Company income, gain, loss, deduction and non-deductible expenditures (or any item thereof) shall be made with reference to the federal tax treatment of such items (and, in the case of book items, with reference to federal tax treatment of the corresponding tax items) at the Company level, without regard to any requisite or elective tax treatment of such items at the Member level.

               2.12.5 The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations.

          2.13 "Capital Call" is defined in Section 3.2.1.
                                            -------

          2.14 "Capital Contributions" means, with respect to any Member, the total amount of money and the fair market value of property (other than money) contributed to the capital of the Company by such Member, less the amount of liabilities to which any contributed property is subject, whether contributed as an initial Capital Contribution or as an additional Capital Contribution.

          2.15 "Cash Available for Distribution" means, with respect to any fiscal year, all Company cash receipts (excluding Refinancing Proceeds, Sales Proceeds and the proceeds from any Terminating Capital Transaction), after deducting payments for Operating Cash Expenses, payments required to be made in connection with any loan to the Company or any other loan secured by a lien on any Company Assets, capital expenditures, and any other amounts set aside for the restoration, increase, or creation of Reserves.

          2.16 "Class A Members" means the persons identified as such on Exhibit
                                                                         -------
"A" to this Agreement, as such may be amended from time to time.

          2.17 "Class B Interests" is defined in Section 3.2.2(d).

          2.18 "Class B Members" means the person(s), if any, who are granted Class B Interests pursuant to Section 3.2.2(d) and who are identified as Class B
                              -------
Members on Exhibit "A" to this Agreement, as such may be amended from time to
           -------
time.

          2.19 "Code" means the Internal Revenue Code of 1986, as amended from time to time (or corresponding provisions of succeeding law).

          2.20 "Community Facilities District" is defined in Section 3.1.1.
                                                             -------

          2.21 "Company" is defined in the Preamble.

          2.22 "Company Assets" means all direct and indirect interests in real and personal property owned by the Company, including both tangible and intangible property (including cash).

          2.23 "Company Minimum Gain" has the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d)(1) for the phrase "partnership minimum gain."

          2.24 "Contribution Date" is defined in Section 3.2.2(c).
                                                 -------

          2.25 "CPI" means the Consumer Price Index (all items) for all urban consumers in the Los Angeles Region published by the United States Department of Labor Statistics.

          2.26 "Covered Person" means each Member, an officer of the Company or of a Member, a Person to whom management responsibilities are delegated, an Affiliate of a Member, or an employee or agent of the Company or of a Covered Person.

          2.27 "Defaulting Member" is defined in Section 7.10.
                                                 -------

          2.28 "Depreciation" means, for each fiscal year, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that (a) with respect to any asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes, which difference is being eliminated by use of the "remedial method" pursuant to Section 1.704-3(d) of the Regulations, Depreciation for such fiscal year shall be the amount of book basis recovered for such fiscal year under the rules prescribed by Section 1.704-3(d)(2) of the Regulations, and (b) with respect to any other asset the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any method Approved by the Members.

          2.29 "Economic Interest" means a Person's right to share in the Net Profits, Net Losses, or similar items of, and to receive distributions from, the Company, but does not include any other rights of a Member including, without limitation, the right to vote or to participate in the management of the Company, or, except as specifically provided in this Agreement or required under the Act, any right to information concerning the business and affairs of the Company.

          2.30 "Effective Date" is defined in the Preamble.

          2.31 "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

               2.31.1 The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as provided herein or as Approved by the Members.

               2.31.2 The Gross Asset Values of all Company assets immediately prior to the occurrence of any event described in subsection (a), subsection
(b), subsection (c) or subsection (d) hereof shall be adjusted to equal their respective gross fair market values, as Approved by the Members, as of the following times:

                    (a) the acquisition of an additional interest in the Company (other than in connection with the execution of this Agreement) by a new or existing Member in exchange for more than a de minimis Capital Contribution;

                    (b) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company;

                    (c) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

                    (d) at such other times as the Members may determine as necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

               2.31.3 The Gross Asset Value of any Company asset distributed to a Member shall be the gross fair market value of such asset on the date of distribution, as Approved by the Members.

               2.31.4 The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m).

               2.31.5 If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to Section 2.31.1, Section 2.31.2 or Section
                                   -------         -------           -------
2.31.4 above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

          2.32 "Immediate Family" means, and is limited to, an individual Member's current spouse, parents, parents-in-law, grandparents, children, siblings, and grandchildren, or a trust, estate, or other estate-planning vehicle, all of the beneficiaries of which consist of such Member or members of such Member's Immediate Family.

          2.33 "Improvement Budget" is defined in Section 6.1.2.
                                                  -------

          2.34 "Improvement Plan" is defined in Section 6.1.2.
                                                -------

          2.35 "Incapacity" means the entry of an order of incompetence or of insanity, or the death, dissolution, an event of bankruptcy (as defined in the Act), or termination (other than by merger or consolidation) of any Person.

          2.36 "Industrial Park" is defined in Section 3.1.1.
                                               -------

          2.37 "Leasing Budget" is defined in Section 6.1.2.
                                              -------

          2.38 "Leasing Program"is defined in Section 6.1.2.
                                              -------

          2.39 "Majority in Interest" means Members entitled to vote (or any specified subset thereof) holding, in the aggregate, a majority of the Percentage Interests entitled to vote held by all Members entitled to vote (or by such specified subset).

          2.40 "Marketing Budget" is defined in Section 6.1.2.
                                                -------

          2.41 "Marketing Fund" is defined in Section 3.1.1.
                                              -------

          2.42 "Marketing Program" is defined in Section 6.1.2.
                                                 -------

          2.43 "Master Plan" is defined in Section 6.1.2.
                                           -------

          2.44 "Members" means the Persons owning Membership Interests, including any Additional Members, and any Substitute Members, with each Member being referred to, individually, as a "Member."

          2.45 "Member Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i) with respect to "partner minimum gain."

          2.46 "Member Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4) for the phrase "partner nonrecourse debt."

          2.47 "Member Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i) for the phrase "partner nonrecourse deductions."

          2.48 "Membership Interest" or "Interest" means the entire ownership interest of a Member in the Company at any particular time, including without limitation, the Member's Economic Interest, any and all rights to vote and otherwise participate in the Company's affairs, and the rights to any and all benefits to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

          2.49 "Net Profits" or "Net Losses" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

               2.49.1 Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section 2.49 shall be added to such taxable income or
                        -------
loss;

               2.49.2 Any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section 2.49, shall be
                                                        -------
subtracted from such taxable income or loss;

               2.49.3 Gain or loss resulting from any disposition of Company Property where such gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Company Property disposed of, notwithstanding that the adjusted tax basis of such Company Property differs from its Gross Asset Value;

               2.49.4 To the extent an adjustment to the adjusted tax basis of any asset included in Company Property pursuant to Code Section 734(b) or Code
Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining capital accounts as a result of a distribution other than in liquidation of a Member's Membership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for the purposes of computing Net Profits and Net Losses.

               2.49.5 If the Gross Asset Value of any Company asset is adjusted in accordance with the terms of this Agreement, the amount of such adjustment shall be taken into account in the taxable year of such adjustment as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

               2.49.6 Notwithstanding any other provision of this Section 2.49,
                                                                  -------
any items that are specially allocated pursuant to Section 5.2 hereof shall not
                                                   -------
be taken into account in computing Net Profits or Net Losses.

          2.50 "Non-Defaulting Member" is defined in Section 7.10.
                                                     -------

          2.51 "Nonrecourse Deductions" has the meaning set forth in Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

          2.52 "Nonrecourse Liability" has the meaning set forth in Regulations Sections 1.704-2(b)(3) and 1.752-1(a)(2).

          2.53 "Notice Period" is defined in Section 7.10.
                                             -------

          2.54 "Offeree Member" is defined in Section 7.9.
                                              -------

          2.55 "Offering Notice" is defined in Section 7.9.
                                               -------

          2.56 "Offeror Member" is defined in Section 7.9.
                                              -------

          2.57 "Operating Cash Expenses" means, with respect to any fiscal period, the amount of cash disbursed in the ordinary course of business during the period, including without limitation, all cash expenditures (including capital expenditures) for advertising, promotion, property acquisition, development, construction, operation and management, insurance premiums, taxes, utilities, repair, maintenance, legal, accounting, bookkeeping, computing, equipment use, travel on Company business, telephone expenses, and salaries, and direct expenses of Company employees (if any) and agents while engaged in Company business. Operating Cash Expenses shall include fees paid by the Company to any Affiliate permitted by this Agreement, and the actual cost of goods, materials and administrative services used for or by the Company, whether incurred by the Affiliate or any non-Affiliate in performing functions set forth in this Agreement reasonably requiring the use of such goods, materials, or administrative services. Operating Cash Expenses shall not include expenditures paid from Reserves.

          2.58 "Operating Budget" is defined in Section 6.1.2.
                                                -------

          2.59 "Operating Program" is defined in Section 6.1.2.
                                                 -------

          2.60 "Option Interest" is defined in Section 7.10.
                                               -------

          2.60A "Original LLC Agreement" is defined in the recitals hereto.

          2.61 "Percentage Interest" means, with respect to each Member, the percentage set forth opposite such Member's name on Exhibit "A", attached hereto
                                                    -------
and, as it may be amended, modified or supplemented from time to time, incorporated herein.

          2.62 "Person" means and includes an individual, a corporation, a partnership, a limited liability company or partnership, a trust, an unincorporated organization, a government, or any department or agency thereof, or any other juridical entity.

          2.63 "Pre-Contribution Improvement Costs" is defined in Section 6.2.1.
                                                                  -------

          2.64 "Property" is defined in Section 1.4.
                                        -------

          2.65 "Property Contribution" is defined in Section 3.1.1.
                                                     -------

          2.66 "Prime Rate" means the highest prime or reference rate as quoted from time to time by The Wall Street Journal, which shall be a variable rate.
                     -----------------------
Interest rates and quasi-rates of return set forth in this Agreement that are determined with reference to the Prime Rate shall similarly be variable rates and shall change immediately effective upon a change in the Prime Rate.

          2.67 "Proportionate" and "Proportionately" means, when used with respect to the Members (or a group of them), the proportion that each such Member's Percentage Interest bears to the total outstanding Percentage Interests of all Members to whom reference is made.

          2.68 "Recourse Liability" has the meaning set forth in Regulations
Section 1.752-1(a)(1).

          2.69 "Refinancing Proceeds" means all net cash proceeds which directly or indirectly result from the refinancing or restructuring of debt of the Company, including debts secured by the Company Property or any portion thereof, less any addition to Reserves.

          2.70 "Regulations" means Treasury Regulations promulgated under the Code and in effect, as such Regulations may be amended and succeeded from time to time.

          2.71 "Regulatory Allocations" is defined in Section 5.2.9.
                                                      -------

          2.72 "Reserves" means funds set aside or amounts allocated to reserves that shall be maintained in amounts Approved by the Members for working capital (including amounts to make necessary or desirable capital improvements and to provide a fund for deferred maintenance), to pay taxes, insurance, debt service, and other costs or expenses and liabilities (actual and contingent) incident to the conduct of business by the Company or the liquidation of its assets and termination of its existence.

          2.73 "Responsible Party" is defined in Section 6.6.
                                                 -------

          2.74 "Sales Proceeds" means all proceeds (other than Refinancing Proceeds) arising from the sale or other transfer of less than all of the Company's interest in the Property, less the following: (a) proceeds necessary for the payment of all debts and obligations of the Company, to the extent then due but excluding debts assumed by the transferee; and (b) any addition to Reserves.

          2.75 "Selling Member" is defined in Section 7.2.
                                              -------

          2.76 "Specified Amount" is defined in Section 7.9.
                                                -------

          2.77 "Stabilization" means the first date on which (a) at least ninety-five percent (95%) of the rentable square footage of the improvements constructed by the Company on the Property has been leased pursuant to the Leasing Program and (b) the Company's permanent or "take out" financing has funded and the Company's construction financing has been paid in full.

          2.78 "Substitute Member" means any Person (a) to whom a Member (or Assignee thereof) Transfers all or any part of its Interest, and (b) which has been admitted to the Company as a Substitute Member pursuant to Section 7.6.
                                                                -------

          2.79 "Target Final Balances" is defined in Section 5.2.10.

          2.80 "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Company or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Company.

          2.81 "Termination Payment" is defined in Section 7.6.
                                                   -------

          2.82 "Title Policy" is defined in Section 3.1.1.
                                            -------

          2.83 "Total Amount" is defined in Section 3.2.2(c).
                                            -------

          2.84 "Transfer" means, with respect to any Interest, a sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation, or other transfer or disposition by any other means, whether for value or not and whether voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing. Used as a verb, the term shall mean effecting any of the foregoing.

          2.85 "Unreturned Capital" means, with respect to each Member, the cumulative Capital Contributions by such Member less the distributions to such Member with respect to his Unreturned Capital.

          2.86 "Voluntary Capital Call" is defined in Section 3.2.2(c).
                                                      -------

          2.87 "Water Districts" is defined in Section 6.1.2(i).
                                               -------

                                   ARTICLE 3
                                 CAPITALIZATION

          3.1 Initial Capitalization of Members.

               3.1.1 Tejon previously make a Capital Contribution of all of its right, title and interest to the Property, in its condition on the date of such Capital Contribution and on an "as is" basis without representation or warranty (the "Property Contribution"). Although previously made by Tejon, for simplicity's sake the Members agree to account for Tejon's contribution of the Property as a part of its initial Capital Contribution pursuant to this Section.

     Contemporaneously with the Property Contribution, the Company obtained a title insurance policy from Chicago Title Company, the material terms, conditions and exceptions of which have been reviewed by the Members and which are hereby Approved by the Members (the "Title Policy"). The Company owns the Property subject to all encumbrances set forth in the Title Policy, including liens securing property taxes and other assessments not yet due and payable. The Members acknowledge that the Property is located in a community facilities district (the "Community Facilities District"), and the Company shall be responsible for paying all assessments imposed by the Community Facilities District or any successor or similar district with respect to the Property. Tejon shall be responsible for causing utilities (i.e., water, gas, electricity and communications) and public roads to be available to the Property and for making (or causing to be made) all off-site improvements (other than tenant-specific off-site improvements and other off-site improvements to be made by the Company which are Approved by the Members) necessary to develop and improve the Property as provided herein, any or all of which may be done through the Community Facilities District.

     On the Effective Date, Tejon shall contribute fifty thousand dollars ($50,000), to be set aside in a separate fund to used as a fund for marketing of the Property and the Industrial Park pursuant to a marketing program Approved by the Members (the "Marketing Fund").

               3.1.2 As its initial Capital Contribution, which shall be made on the Effective Date, Dermody shall contribute one million four hundred seventy-eight thousand eight hundred sixty-two dollars ($1,478,862), plus fifty thousand dollars ($50,000) to the Marketing Fund.

               3.1.3 The names, addresses, initial Capital Contributions and Percentage Interests of the Members shall be set forth on Exhibit "A", which
                                                          -------
shall be amended from time to time as Dermody contributes additional amounts pursuant to Section 3.1.2 hereof. All Members acknowledge and agree that the
            -------
initial Capital Contributions set forth in Exhibit "A" represent the amount of
                                           -------
cash and the fair market value of property other than cash initially contributed by the Members.

          3.2 Additional Capital Contributions by Members.

               3.2.1 If either Tejon or Dermody reasonably determines that the Company requires or would benefit from additional funds, such funds may be solicited via written notice from either Tejon or Dermody to the other Members (a "Capital Call") specifying the total amount of capital to be obtained via Capital Contributions pursuant to this Section 3.2.1 and the use(s) therefor.
                               -------

               3.2.2 If a Majority in Interest of the Members determines that the Company requires or would benefit from additional funds not provided pursuant to Section 3.1, either Tejon or Dermody, on behalf of the Company, may,
            -------
but he shall not be obligated to, do any of the following:

                    (a) Obtain the funds via third-party debt financing from one or more sources and on commercially reasonable terms and conditions Approved by the Members (which may include, for example, (i) the granting of a lien or liens on certain or all of the Company's assets to secure repayment or (ii) the granting of a Membership or Economic Interest and/or the right to subsequently convert all or a portion of the loan funds provided into a Membership or Economic Interest).

                    (b) To the extent not obtained pursuant to Section 3.2.2(a),
                                                               -------
     obtain the funds via voluntary Member loans to the Company, on terms and conditions Approved by the Members (which may include, for example, the granting of an additional Percentage Interest in the Company and/or the right to convert all or a portion of the loan funds provided into an additional Percentage Interest), of all or a portion of the total funds required. Such loans shall be considered permitted Member loans. The Members acknowledge and agree that it shall be reasonable for any Member to withhold its approval to a loan with an interest rate or other terms which would not, in such Member's sole and absolute opinion, justify the risk associated with the loan or which loan or any term thereof would violate applicable law. If multiple Members are interested in making loans to the Company on terms and conditions Approved by the Members, and the aggregate amount that such Members wish to loan exceeds the total amount of required funds, each interested Member may loan its Proportionate share of the required funds. If any Member does not wish to loan its entire Proportionate share of the required funds, such share may be lent by the other interested Members on a Proportionate basis. This process shall be repeated until all required funds have been received, but in no event longer than fifteen (15) days after Tejon or Dermody has sent out written notice to all Members soliciting loans pursuant to this Section.
                                                             -------

                    (c) To the extent not obtained pursuant to Sections 3.2.2(a)
                                                               -------
     and (b), obtain the funds via voluntary Member Capital Contributions, which shall be solicited via written notice from Tejon or Dermody (a "Voluntary Capital Call") to all Members specifying the total amount of capital to be obtained via Capital Contributions pursuant to the Capital Call ("Total Amount"), the use(s) therefor, each Member's Proportionate share of the Total Amount and the date by which Capital Contributions in response to the Capital Call are to be made (the "Contribution Date"). Each Member shall be entitled to elect to make a Capital Contribution in response to the Capital Call, equal to its Proportionate share of the Total Amount specified therein, by making a Capital Contribution of all or any portion of such amount by the Contribution Date. If any Member does not contribute its entire Proportionate share of the Total Amount by the Contribution Date, the shortfall may be contributed by the other Members who have elected to make Capital Contributions of their entire Proportionate shares of the Total Amount by the Contribution Date, and this process shall be repeated until all required funds have been received or until no Member has any additional interest in making further Capital Contributions (but in no event longer than fifteen (15) days after the Contribution Date).

                    (d) To the extent not obtained pursuant to Sections
                                                               -------
     3.2.2(a), (b) and (c), obtain the funds via one or more issuances of a separate class of Membership Interests ("Class B Interests"), the terms and conditions of each issuance of which, and the rights, preferences, privileges and obligations associated with the ownership of which, are Approved by the Members. Prior to issuing any Class B Interests to outside persons in exchange for funds, such interests shall first be offered to existing Members on a Proportionate basis, and if an existing Member does not purchase his entire Proportionate share of the Class B Interests being offered to it, such share may be purchased by the other Members on a Proportionate basis. This process shall be repeated until all of the Class B Interests have been purchased by the existing Members or until no existing Member has any further interest in purchasing the Class B Interests, but in no event longer than fifteen (15) days after Tejon or Dermody has sent out a written notice to all Members soliciting the purchase of the Class B Interests and setting forth the material terms and conditions pertinent thereto. If existing Members do not purchase all of the Class B Interests, the unpurchased Class B Interests shall then be offered to outside investors (including any interested Affiliates of one or more of the Members) on the same terms and conditions offered to the Members. Upon issuance of one or more Class B Interests pursuant hereto, the Percentage Interests of all other Members shall be diluted as appropriate to reflect the issuance of the Class B Interests, and Exhibit "A" shall be revised appropriately and distribute the revised version to all of the Members.

However, no person may loan funds pursuant to (b) above, make a contribution pursuant to (c) above or make an investment (or additional investment) in the Company pursuant to (d) above unless such person is, at the time his money is to be lent, invested or contributed, an "accredited investor" as that term is defined in Regulation D to the Securities Act of 1933 (as such may be amended from time to time).

               3.2.3 If any Member makes more than its Proportionate share of Capital Contributions in response to a Voluntary Capital Call pursuant to
Section 3.2.2(c), the Percentage Interest of such Member would be increased by
-------
one hundred fifty percent (150%) times that percent determined by dividing the amount so contributed by the sum of all Capital Contributions to the Company. To the extent that a Member's Percentage Interest is increased pursuant hereto, the other Members' Percentage Interests would be correspondingly and Proportionately decreased.

               3.2.4 Except as provided above, no Member shall be permitted or required to make any additional Capital Contributions to the Company.

               3.2.5 The Company shall endeavor to obtain construction financing on terms and conditions Approved by the Members, for the purpose of improving the Property consistent with the Business Plan and making any required off-site improvements which are not made by the Community Facilities District and which are Approved by the Members. As soon as possible after all such improvements have been completed, the Company shall endeavor to obtain permanent financing on terms and conditions Approved by the Members. Each Member shall provide, or cause to be provided, without fee or other compensation, any guarantees required to obtain approved financing. Any amount paid by a Member or any Affiliate thereof pursuant to a guarantee of Company debt or the debt of any project or entity in which the Company has an interest shall be accounted for, at the option of the person making the payment pursuant to the guaranty (exercised via written notice to the other Members within ninety (90) days after the date such payment was made), as either (a) a permitted Member loan to the Company bearing interest at the Prime Rate, plus two percent (2%), per annum, but not to exceed the maximum permissible rate under applicable usury laws or (b) a voluntary Capital Contribution pursuant to Section 3.2.2(c) by the Member who gave the
                                 -------
guaranty or whose Affiliate gave the guaranty (as the case may be).

          3.3 Capital Accounts. A Capital Account shall be established and maintained for each Member.

          3.4 Member Capital. Except as otherwise provided in this Agreement or with the Approval of the Members: (a) no Member shall demand or be entitled to receive a return of or interest on its Capital Contributions or Capital Account; and (b) no Member shall withdraw any portion of its Capital Contributions or receive any distributions from the Company as a return of capital on account of such Capital Contributions; and (c) the Company shall not redeem or repurchase the Interest of any Member.

          3.5 Member Loans. No Member shall be required or permitted to make any loans or otherwise lend any funds to the Company, except as otherwise provided in this Agreement or the Business Plan or as otherwise Approved by the Members. Except as otherwise permitted or provided in this Agreement, no loans made by any Member to the Company shall have any effect on such Member's Percentage Interest or Capital Account. Each Member loan shall represent a debt of the Company payable or collectible solely from the assets of the Company in accordance with the terms and conditions upon which such loan was made. All permitted Member loans shall be repaid in accordance with any documents and instruments evidencing such loans or, absent any such documents or instruments, shall be repaid prior to making any distributions to the Members.

          3.6 Liability of Members. Except as otherwise required by any non-waivable provision of the Act or other applicable law, or as provided in any guaranty by one or more Members of one or more Company obligations: (a) no Member shall be personally liable for any debt, liability, or other obligation of the Company; and (b) no Member shall have any liability to any Person in excess of (i) the amount of its Capital Contributions, and (ii) without duplication, its share of any assets and undistributed profits of the Company.

                                    ARTICLE 4
                                  DISTRIBUTIONS

          4.1 Timing and Amount of Distributions.Except as otherwise provided in
Article 9 hereof, all Cash Available for Distribution, Refinancing Proceeds,
-------
Sales Proceeds and net proceeds from any Terminating Capital Transaction shall be distributed to the Members at such times and in such amounts Approved by the Members.

          4.2 Order of Distributions.

               4.2.1 Subject to Article 9 hereof, any Cash Available for
                                -------
Distribution shall be distributed as follows:

                    (a) first, to the Members in the proportion and to the extent necessary to cause their respective Unreturned Capital amounts to be proportionate to their respective Percentage Interests; and

                    (b) thereafter, to the Members in proportion to their respective Percentage.

               4.2.2 Subject to Article 9 hereof, any Refinancing Proceeds and
                                -------
any Sales Proceeds shall be distributed as follows:

                    (a) first, to the Members in the proportion and to the extent necessary to cause their respective Unreturned Capital amounts to be proportionate to their respective Percentage Interests;

                    (b) second, to the Members in proportion to and to the extent of their respective amounts of Unreturned Capital;

                    (c) third, to the Members with positive Adjusted Capital Accounts, in proportion to and to the extent of their respective positive Adjusted Capital Accounts; and

                    (d) thereafter, to the Members in proportion to their respective Percentage Interests.

               4.2.3 Distributions made in conjunction with the final liquidation of the Company, including, without limitation, the net proceeds of a Terminating Capital Transaction, shall be applied or distributed as provided in
Article 9 hereof.
-------

          4.3 Distributions in Kind. No Member shall have a right to receive property other than cash as provided in this Agreement. No other distribution of property or an interest or interest therein may be made without the Approval of the Members. Any distribution of Company property shall be distributed in such a fashion as to ensure that the fair market value thereof is distributed and allocated in accordance with this Article 4 and Articles 5 and 9 hereof.
                                  -------       -------

          4.4 Withholding. The Company may withhold distributions or portions thereof if it is required to do so by any applicable rule, regulation, or law, and each

Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that the Company's accountants determine that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement. Any amounts so paid or withheld with respect to a Member pursuant to this Section 4.4 shall be treated as having been
                             -------
distributed to such Member and shall reduce any amounts otherwise distributable to such Member (either currently or in the future) pursuant to Section 4.2 or
                                                               -------
Article 9.
-------

                                   ARTICLE 5
                    ALLOCATIONS OF NET PROFITS AND NET LOSSES

          5.1 Allocation of Net Profits and Losses. Subject to Sections 5.2 and
                                                               -------
5.3 hereof, Net Profits, Net Losses and any other items of income, gain, loss and deduction for any fiscal year shall be allocated, for purposes of adjusting the Capital Accounts of the Members, as provided in this Section 5.1:
                                                         -------

               5.1.1 The Net Losses of the Company shall be allocated as follows:

                    (a) first, to the Members with positive Adjusted Capital Account Balances, in proportion to and to the extent thereof;

                    (b) second, to the Members who are allocated a share of the Company's indebtedness pursuant to Code Section 752, in proportion to and to the extent of each such Member's share of the indebtedness that funded the Net Losses being allocated pursuant to this Section 5.1.1(b)
                                                     -------
     (determined by assuming that, once no Member's Adjusted Capital Account is positive, the Net Losses of the Company are funded in inverse order of, and to the extent of, the Company's creditors' claims to the assets of the Company); and

                    (c) thereafter, to the Members in proportion to their Percentage Interests.

               5.1.2 The Net Profits shall be allocated as follows:

                    (a) first, to the Members in proportion to and to the extent of the Net Losses allocated to them pursuant to Section 5.1.1(c);
                                                     -------

                    (b) second, to the Members in the proportion and to the extent of the Net Losses allocated to them pursuant to Section 5.1.1(b);
                                                            -------

                    (c) third, to the Members in the proportion and to the extent of the Net Losses allocated to them pursuant to Section 5.1.1(a);
                                                            -------

                    (d) thereafter, to the Members in proportion to their respective Percentage Interests.

          5.2 Additional Special Allocations. Notwithstanding the foregoing provisions of this Article 5:
                   -------

               5.2.1 Tax items with respect to Company Property that is contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated among the Members for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Company shall account for such variation under the so-called "remedial method" pursuant to Regulation Section 1.704-3(b). If the Gross Asset Value of any Company asset is adjusted pursuant to Section 2.31.2
                                                               -------
hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations promulgated thereunder. Allocations pursuant to this Section 5.2.1 are solely for purposes of federal,
                             -------
state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profits, Net Losses and any other items or distributions pursuant to any provision of this Agreement.

               5.2.2 The Nonrecourse Deductions for each taxable year of the Company shall be allocated to the Members in proportion to their Percentage Interests.

               5.2.3 If there is a net decrease in Company Minimum Gain during a Company taxable year, then each Member shall be allocated items of Company income and gain for such taxable year (and, if necessary, for subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g)(2). This
Section 5.2.3 is intended to comply with the minimum gain chargeback requirement
-------
of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. The allocation otherwise required pursuant to this Section 5.2.3
                                                              -------
shall, however, not apply to a Member to the extent that the minimum gain chargeback rules are inapplicable in a particular circumstance as specified in or under the Regulations.

               5.2.4 The Member Nonrecourse Deductions shall be allocated each year to the Member that bears the economic risk of loss (within the meaning of Regulations Section 1.752-2) for the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable.

               5.2.5 If there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Company taxable year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such taxable year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in a manner consistent with the provisions of Regulations Section 1.704-2(g)(2). This Section 5.2.5 is intended
                                                      -------
to comply with the partner nonrecourse debt minimum gain chargeback requirement of Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

               5.2.6 If any Member unexpectedly receives an adjustment, allocation or distribution of the type contemplated by Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that causes or increases a deficit Adjusted Capital Account, items of income and gain shall be allocated to all such Members (in proportion to the amounts of their respective deficit Adjusted Capital Accounts) in an amount and manner sufficient to eliminate the deficit balances in such Members' Adjusted Capital Accounts as quickly as possible as of the end of the Company's taxable year to which adjustment, allocation or distribution relates. It is intended that this Section 5.2.6 qualify and be construed as a "qualified income offset" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d).

               5.2.7 If the allocation of Net Loss to a Member as provided in
Section 5.1.1 hereof (other than 5.1.1(b)) would create or increase a deficit
-------
Adjusted Capital Account, there shall be allocated to such Member only that amount of Net Loss as will not create or increase a deficit Adjusted Capital Account. The Net Loss that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members Proportionately.

               5.2.8 To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's Membership Interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event that Regulations
Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

               5.2.9 The allocations set forth in Sections 5.2.2, 5.2.3, 5.2.4,
                                                  -------
5.2.5, 5.2.6, 5.2.7 and 5.2.8 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2(i). The Regulatory Allocations may not be consistent with the manner in which the Members intend to distribute the cash of the Company or allocate Company income or loss. Accordingly, the Members shall cause the allocation of Net Profits, Net Losses and other items of income, gains, loss and deductions to the Members so as to prevent the Regulatory Allocations from distorting the manner in which Company distributions will be divided among the Members. In general, the Members anticipate that this will be accomplished by specially allocating other Net Profits, Net Losses and other items of income, gain, loss and deduction to the Members so that, to the extent possible, the net amount of such allocations of other Net Profits, Net Losses and other items and the Regulatory Allocations to the Members shall be equal to the net amount that would have been allocated among the Members if the Regulatory Allocations had not occurred.

               5.2.10 The tax allocation provisions of this Agreement are intended to produce final Capital Account balances that are at levels ("Target Final Balances") which permit liquidating distributions that are made pursuant to Section
   -------

9.5.1(b) to equal the distributions that would occur if all proceeds of a Terminating Capital Transaction were to be distributed pursuant to Section
4.2.2. To the extent that the tax allocation provisions of this Agreement would not produce the Target Final Balances, the Members shall take such actions as are necessary to amend such provisions to produce such Target Final Balances. Allocations of Company gross income, gain, deductions and losses shall be made prospectively as necessary to produce the Target Final Balances and, to the extent prospective allocations do not produce such Target Final Balances, the prior tax returns of the Company shall be amended to reallocate Company gross income, gains, deductions and losses to produce such Target Final Balances.

               5.2.11 For purposes of determining the Net Profits, Net Losses and any other items of income, gain, loss and deduction allocable to any period, Net Profits, Net Losses and any such other items shall be determined on a daily, monthly or other basis permissible method under Code Section 706 and the Regulations thereunder which is Approved by the Members.

          5.3 Other Provisions.

               5.3.1 For any fiscal year during which any part of a Membership Interest or Economic Interest is transferred between the Members or to another Person, the portion of the Net Profits, Net Losses and other items of income, gain, loss, deduction and credit that are allocable with respect to such part of a Membership Interest or Economic Interest shall be apportioned between the transferor and the transferee based on an interim closing of the Company's books, except as otherwise mandated by the Code and the applicable Regulations.

               5.3.2 Except as provided in Section 5.2.1 hereof, for income tax
                                           -------
purposes under the Code and the Regulations each Company item of income, gain, loss and deduction shall be allocated among the Members as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to this Article
                                                                        -------
5.

               5.3.3 In the event that the Code or any Regulations require allocations of items of income, gain, loss, deduction or credit different from those set forth in this Article 5, the Members shall make new or different
                        -------
allocations in reliance on the Code and such Regulations, as determined by Company counsel.

               5.3.4 For purposes of determining a Member's proportional share of the Company's "excess nonrecourse liabilities" within the meaning of Regulations Section 1.752-3(a)(3), each Member's interest in Company profits shall be such Member's Percentage Interest.

                                   ARTICLE 6
                            GOVERNANCE AND OPERATIONS

          6.1 Management.

               6.1.1 Subject to delegation of responsibilities set forth in
Section 6.1.2, the restrictions on authority set forth in Sections 6.1.3 and
-------                                                   -------
6.1.5, the other provisions of this Agreement and the Business Plan, each of Tejon and Dermody shall have full, exclusive and complete discretion to manage and control the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to do or cause to be done any and all acts, at the expense of the Company, as it deems necessary, appropriate or desirable to accomplish the purposes and direct the affairs of the Company.

               6.1.2 Subject to the restrictions on authority set forth in Sections 6.1.3 and 6.1.5, the other provisions of this Agreement and the
-------
Business Plan, Tejon and Dermody agree as follows:

                    (a) Tejon shall have the right and authority to develop, amend and implement the master plan for the Industrial Park (the "Master Plan"), but Dermody may review and comment to Tejon regarding the Master Plan.

                    (b) Tejon shall have the right and responsibility to develop an improvement plan for the Property and all related off-site improvements that are to be constructed by Company ( the "Improvement Plan"), which, once Approved by the Members, shall become a part of the Business Plan. The Improvement Plan may be amended from time to time, with the Approval of the Members, and the Improvement Plan as so amended shall become a part of the Business Plan and replace all prior Improvement Plans on a prospective basis.

                    (c) Dermody shall have the right and responsibility to develop an improvement budget with respect to the improvements to be constructed by the Company on or with respect to the Property (the "Improvement Budget"), which, once Approved by the Members, shall become a part of the Business Plan. The Improvement Budget may be amended from time to time with the Approval of the Members, and the Improvement Budget as so amended shall become a part of the Business Plan and replace all prior Improvement Budgets on a prospective basis.

                    (d) The engagement of any professional on behalf of the Company, including architects, engineers, lawyers and accountants, shall require the Approval of the Members. The engagement of any general contractor on behalf of the Company shall also require the Approval of the Members. Dermody shall have the right and responsibility to supervise each architect, engineer and general contractor engaged by the Company, subject to the Business Plan and provided that Tejon shall have the right, but not the responsibility, to coordinate the construction of all off-site improvements to be constructed by the Company with the improvements to be constructed by the Community Facilities District and to ensure, in Tejon's sole and absolute discretion, that Tejon's other property holdings are not adversely affected.

                    (e) Tejon shall have the right and responsibility for developing a program for Marketing the Property and the Industrial Park (the "Marketing Program") and the related budget to implement the Marketing

     Program with funds in the Marketing Fund (the "Marketing Budget"), which, once Approved by the Members, shall become a part of the Business Plan. The Marketing Program and the Marketing Budget may be amended from time to time with the Approval of the Members, and the Marketing Program or Marketing Budget (as the case may be) as so amended shall become a part of the Business Plan and replace all prior Marketing Programs or Marketing Budgets (as the case may be) on a prospective basis. Dermody shall assist in implementing the Marketing Program, as reasonably requested from time to time by Tejon.

                    (f) Dermody shall have the right and responsibility for developing a leasing program (the "Leasing Program") and a related budget for implementing the Leasing Program (the "Leasing Budget"), which, once Approved by the Members, shall become a part of the Business Plan. The Leasing Program and the Leasing Budget may be amended from time to time with the Approval of the Members, and the Leasing Program or Leasing Budget (as the case may be) as so amended shall become a part of the Business Plan and replace all prior Leasing Programs or Leasing Budgets (as the case may be) on a prospective basis. Dermody shall be responsible for supervising all leasing activity with respect to the Property, subject to the Business Plan. Tejon shall assist Dermody in the supervision of leasing activity, as reasonably requested from time to time by Dermody.

                    (g) Dermody shall have the right and responsibility for developing an annual program for operating the improvements on the Property once such improvements have been completed (the "Operating Program") and for developing a budget for implementing each such Operating Program (the "Operating Budget"). Once Approved by the Members, the Operating Program and Operating Budget shall become a part of the Business Plan. The Operating Program and the Operating Budget may be amended or revised from time to time with the Approval of the Members, and the Operating Program or Operating Budget (as the case may be) as so amended or revised shall become a part of the Business Plan and replace all prior Operating Programs or Operating Budgets (as the case may be) on a prospective basis. If an amended or revised Operating Budget is presented to but not Approved by the Members, the last Operating Budget Approved by the Members shall be revised by increasing each line item thereof by any increase to the CPI since such budget was approved, and such shall be deemed an approved amendment of the Business Plan. Dermody shall be responsible for implementing the Operating Program and Operating Budget.

                    (h) Dermody or another Person Approved by the Members shall be the property manager for the Company. The terms and conditions of the property management agreement (and any amendment thereto) must be Approved by the Members.

                    (i) Tejon shall have the right and authority to make all decisions, vote the Company's votes, and execute any and all consents, approvals, land use applications, annexations, encumbrances, and other documents respecting any matter presented by or relating to the Wheeler Ridge-Maricopa

     Water Storage District or theTejon-Castac Water District (collectively, the "Water Districts"); provided, however, if Tejon grants any right and
                         --------  -------
     authority with respect to any matter presented by or relating to the Water Districts to a Person similarly situated to Dermody, Dermody shall have rights equal to such similarly situated Person with respect to the Water Districts. Without limiting the foregoing, Tejon's exclusive right and authority provided under this Section 6.1.2(i) shall extend to and include
                                   -------
     all matters relating to the assessment of liens, taxes and assessments in relation to the Water Districts, including, without limitation, the timing of commencement, amount, spreading and use of such assessments and special taxes.

               6.1.3 In addition to any other matters requiring the Approval of the Members pursuant to provisions set forth elsewhere in this Agreement, each of the following matters shall require the Approval of the Members:

                    (i) any amendment of the certificate of formation or, except as otherwise provided herein, this Agreement;

                    (ii) agreement to merge the Company with any other entity or entities;

                    (iii) incurring any cost or expense on behalf of the Company other than in the ordinary course of business, except as required or permitted elsewhere in this Agreement or as contemplated by the Business Plan;

                    (iv) possessing, assigning or using Company funds or other assets of the Company for other than a Company purpose;

                    (v) obtaining equity or debt financing on behalf of the Company or cause a refinancing of Company indebtedness, except as required or permitted elsewhere in this Agreement or as contemplated by the Business Plan;

                    (vi) repaying any secured debt of the Company other than in accordance with terms and conditions of the documents and instruments evidencing the debt and the security therefor;

                    (vii) causing the Company to sell, exchange or otherwise transfer the Property or a material interest or interests therein, or any other material asset of the Company, except as required or permitted elsewhere in this Agreement or as contemplated by the Business Plan;

                    (viii) taking any other action inconsistent in any material respect with the Business Plan, the Builder Development Covenants or with this Agreement, including without limitation entering into or terminating material agreements;

                    (ix) confessing a judgment against the Company; and

                    (x) instituting or settling a lawsuit or other litigation proceeding, other than pursuant to Section 10.20 hereof.

          Notwithstanding the foregoing, Tejon shall have the right and power to act pursuant to Section 6.1.2(i) without the consent or approval of any other Person.

               6.1.4 Notwithstanding anything in Section 6.1.2 or Section 6.1.3
                                                 -------
to the contrary, Tejon and Dermody is each empowered to act alone on behalf of the Company, without the approval or consent of any person, if the acting Member believes in good faith that its actions are necessary to prevent material harm or damage to the Property, the improvements thereon or the Company and, after exerting commercially reasonable efforts to contact the other Members, the other Members cannot be reached prior to the time such action is necessary. If Tejon or Dermody has acted under authority of this Section, it shall provide written
                                             -------
notice to the other Members as soon as reasonably possible after such action, which notice shall specify the action(s) taken and the total costs and expenses incurred pursuant thereto. If Tejon or Dermody has acted permissibly pursuant to this Section, it shall be immediately reimbursed for any costs and expenses
     -------
incurred by it in so doing.

               6.1.5 A voluntary case on behalf of, or an involuntary case against, the Company under a chapter of Title 11 U.S.C. by the filing of a "petition" (as defined in 11 U.S.C. 101(42)) with the United States Bankruptcy Court may only be commenced with the Approval of the Members. Any such petition filed by a Member without the Approval of the Members shall be deemed an unauthorized and bad faith filing and all parties to this Agreement shall use their best efforts to cause such petition to be dismissed.

          6.2 Compensation and Reimbursement of Members and Member Affiliates.

               6.2.1 Subject to the Business Plan, each Member shall be entitled to reimbursement on a monthly basis from the Company for all out-of-pocket costs and expenses incurred by it, in its reasonable discretion, for or on behalf of the Company. Without limiting the forgoing, the Company shall be responsible for paying directly (or reimbursing the Members) for all costs and expenses incurred by them with respect to the Property through the time of the Property Contribution, which are Approved by the Members (the "Pre-Contribution Improvement Costs").

               6.2.2 The Members acknowledge and agree that, in exchange for their respective responsibilities set forth herein, Tejon and Dermody shall share equally (a) a development fee in the total amount of four percent (4%) of the "Hard Costs of Construction" (as set forth in the Improvement Budget), to be paid as such costs are incurred, and (b) the following leasing fees, paid upon occupancy by the tenant(s): (i) if one or more outside brokers are involved, one and a half percent (1.5%) of gross rents for years one (1) through ten (10) inclusive; and if no outside broker is involved, five percent (5%) of gross rent for years one (1) through five (5) inclusive, and two and a half percent (2.5%) of gross rents for years six (6) through ten (10) inclusive. The development fee shall be paid to Tejon and Dermody, as and when Approved by the Members.

          6.3 Officers. With the Approval of the Members, a Member may, from time to time, designate officers of the Company and delegate to such officers such authority and duties of such Member and may assign titles (including, without limitation, chief executive officer, president, vice-president, secretary and/or treasurer) to any such officer. Any number of titles may be held by the same officer. Any officer to whom a delegation is made pursuant to the foregoing shall serve in the capacity delegated unless and until such delegation is revoked by the Member who appointed the officer, for any reason or no reason whatsoever, with or without cause, or such officer resigns.

          6.4 Records and Reports.

               6.4.1 Dermody shall keep or cause to be kept, at the principal place of business of the Company, full and proper ledgers, other books of account, and records of all receipts and disbursements, other financial activities, and the internal affairs of the Company for at least the current and past four fiscal years.

               6.4.2 Dermody shall cause to be sent to each Member of the Company, the following:

                    (a) within ninety (90) days following the end of each fiscal year of the Company, a report that shall include all necessary information required by each of the Members for preparation of its federal, state, and local income or franchise tax or information returns, including each Member's pro rata share of Net Profits, Net Losses, and any other items of income, gain, loss, and deduction for such fiscal year;

                    (b) a copy of the Company's federal, state, and local income tax or information returns for each fiscal year, concurrent with the filing of such returns;

                    (c) within ten (10) days after the end of each calendar month, a report in the form attached hereto as Exhibit "E"; and
                                                    -------

                    (d) as soon as reasonably possible after being requested to do so, information about the Company and its affairs requested by Tejon or its auditors.

               6.4.3 The Members (personally or through an authorized representative) may, for purposes reasonably related to their Interests, examine and copy (at their own cost and expense) the books and records of the Company at all reasonable business hours.

               6.4.4 Tejon and Dermody shall cooperate in all reasonable respects with the other and the other's auditors with respect to any audits of the Company's financial statements, reports and books and records or the review thereof in connection with an audit of the Member or as necessary or desirable to comply with public or private reporting obligations of the Member or any of its Affiliates. The cost of any audit of the Company, or the review of its financial statements, reports and books and records, on behalf of a Member (as opposed to the Company) shall be borne by such Member, unless otherwise Approved by the Members.

          6.5 Meetings of Members. At any time, and from time to time, Tejon or Dermody or any other Member with greater than a ten percent (10%) Percentage Interest may call a meeting of the Members. No other Member may call a meeting. No meeting is required to be called or held. Written notice of a meeting, stating the place, date and hour of the meeting and the purpose(s) for which the meeting is called, shall be given by the Member calling the meeting to each Member entitled to vote at such meeting not less than 7 nor more than 30 days in advance. The presence of Tejon and Dermody and a Majority in Interest of any other Members shall constitute a quorum at all meetings of the Members. No minutes of the meetings shall be required to be taken, but a Member may, in its sole and absolute discretion, take minutes of one or more meetings. Unless otherwise provided in this Agreement, any action required or permitted to be taken at a meeting of the Members may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action to be so taken, shall be signed by the holders of Percentage Interests having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of the taking of any such action without a meeting by less than unanimous consent shall be given to those Members that have not consented in writing.

          6.6 Standards of Conduct. To the extent that a Member, or any Affiliate or subsidiary, or any officer, director, employee or agent of the Company or any of the foregoing (each, a "Responsible Party") has, at law or in equity, duties (including, without limitation, fiduciary duties) to the Company, any Member or other Person bound by the terms of this Agreement, such Responsible Parties acting in accordance with this Agreement shall not be liable to the Company, any Member, or any such other Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties of a Responsible Party otherwise existing at law or in equity, are agreed by all parties hereto to replace such other duties to the greatest extent permitted under applicable law.

          6.7 Other Activities. The Members may engage or invest in, and devote their time to, any other business venture or activity of any nature and description (independently or with others), whether or not such other activity may be deemed or construed to be in competition with the Company. Neither the Company nor any other Member shall have any right by virtue of this Agreement or the relationship created hereby in or to such other venture or activity of any Member (or to the income or proceeds derived therefrom), and the pursuit thereof, even if competitive with the business of the Company, shall not be deemed wrongful or improper. Notwithstanding the foregoing, from the date of this Agreement until Stabilization, each Member agrees that neither it nor any of its Affiliates shall, whether directly or indirectly, solicit or seek to hire or offer employment to any employee of any other Member or any employee of any Affiliate of such other Member, unless such other Member gives its written consent to such employment or offer of employment.

                                   ARTICLE 7
                      INTERESTS AND TRANSFERS OF INTERESTS

          7.1 Transfers of Membership Interests.

               7.1.1 A Member may make or permit a Transfer, directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, of all or any portion of its Membership Interest, including all or any portion of its Economic Interest, only as follows:

                    (a) By Transfer to the Company or to any other Member during lifetime or at death;

                    (b) By Transfer to an Affiliate of the Member, provided (i) such Transfer and such Affiliate are approved in advance by a Majority in Interest of the other Members, or (ii) the Member executes a written instrument (in a form satisfactory to legal counsel to the Company) that
     (1) such Transfer shall not release the Member from its obligations hereunder and (2) in the event such Affiliate does not comply with any of the provisions of this Agreement, the Member shall comply with such provisions, and (3) the Member, either directly or indirectly through one or more intermediaries, has the exclusive right and power to control, is controlled by, or is under common control with, such Affiliate;

                    (c) By lifetime gift, subject to the provisions of Section
                                                                       -------
     7.6;

                    (d) At death by disposition by will, by trust or by the laws of succession, subject to the provisions of Section 7.6;
                                                 -------

                    (e) By Transfer other than at death to any Person other than a Member, subject to (i) the right of first refusal of certain of the other Members as set forth in Section 7.2 hereof and (ii) the provisions of
                             -------
     Section 7.6; or
     -------

                    (f) By Transfer to a revocable trust as provided below.

It is understood that no direct or indirect transfer of an interest in Tejon's parent company or any company or companies directly or indirectly in control thereof will be considered a violation of any transfer restrictions set forth in this Agreement.

               7.1.2 Except as provided in Section 7.9, any other purported
                                           -------
Transfer of a Membership Interest or Economic Interest shall be null and void ab initio. A Substitute Member may Transfer the transferred Membership Interest or Economic Interest in the same manner as an original or the transferring Member.

               7.1.3 Notwithstanding the above or any contrary provision in this Agreement, unless expressly Approved by the Members in writing, any otherwise permitted Transfer shall be null and void ab initio if:

                    (a) such Transfer would cause a termination of the Company for federal, state, or local, if applicable, income tax purposes;

                    (b) such Transfer would, in the opinion of counsel to the Company, cause the Company to cease to be classified as a partnership for federal or state income tax purposes;

                    (c) such Transfer requires the registration of such transferred Interest pursuant to any applicable federal or state securities laws;

                    (d) such Transfer causes the Company to become a "Publicly Traded Partnership," as such term is defined in Section 7704 of the Code;

                    (e) such Transfer subjects the Company to regulation under the Investment Company Act of 1940, the Investment Advisers Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended;

                    (f) such Transfer results in a violation of applicable laws;

                    (g) such Transfer is made to any Person who lacks the legal right, power, or capacity to own such Interest; or

                    (h) the Company does not receive written instruments (including, without limitation, copies of any instruments of Transfer and such Assignee's consent to be bound by this Agreement as an Assignee) that are in a form satisfactory to counsel to the Company.

          7.2 Sale or Transfer of a Member's Interest. Except as otherwise provided herein and in Section 7.1 hereof, no Member nor such Member's heirs,
                       -------
personal representatives, successors or assigns (a "Selling Member") shall have the right to Transfer all or any portion of his Membership Interest or Economic Interest unless such Selling Member shall first deliver a notice in writing to the other Members, stating the price, terms and conditions of such proposed Transfer and the identity of the proposed transferee. For a period of thirty
(30) days after issuance of such notice, the other Members shall have the right to elect via written notice to the other Members to purchase all of the interest so proposed to be transferred upon the same terms and conditions. If the other Members or a portion of them collectively elect to purchase more than the entire interest, then each such Member shall be entitled to purchase its Proportionate share of the interest plus its Proportionate share of the interest which remains available for purchase pursuant to this Section 7.2. If the Members do not
                                        -------
timely elect pursuant hereto to the purchase the entire interest proposed to be transferred by the Selling Member, the Selling Member may within ninety (90) days thereafter complete the sale or Transfer upon the terms originally proposed. In the event that the Selling Member does not complete the sale or transfer of its Membership Interest or Economic Interest within such ninety (90) day period, then the rights of the Members under this Section 7.2 shall be
                                                      -------
reinstated and apply to any subsequent sale or Transfer of such interest proposed by the Selling Member.

          7.3 Rights of Assignees. Until such time, if any, as a transferee of any permitted Transfer pursuant to this Article 7 is admitted to the Company as
                                        -------
a Substitute Member pursuant to Section 7.6: (i) such transferee shall be an
                                -------
Assignee only, and only shall receive, to the extent Transferred, the distributions and allocations of income, gain, loss, deduction, credit, or similar item to which the Member which Transferred its Interest would be entitled; and (ii) such Assignee shall not be entitled or enabled to exercise any other rights or powers of a Member, such other rights remaining with the transferring Member. In such a case, subject to

Section 7.9 hereof, the transferring Member shall remain a Member even if he has
-------
transferred his entire Economic Interest in the Company to one or more Assignees. In the event any Assignee desires to make a further assignment of any Economic Interest in the Company, such Assignee shall be subject to all of the provisions of this Agreement to the same extent and in the same manner as any Member desiring to make such an assignment.

          7.4 Admissions, Withdrawals, and Removals. No Person shall be admitted to the Company as a Member except pursuant to Section 3.2.2 (in the case of
                                              -------
Persons obtaining an interest in the Company directly from the Company) or
Section 7.6 (in the case of transferees of a permitted Transfer of an interest
-------
in the Company from another Person). Except as otherwise specifically set forth in Section 7.7, no Member shall be entitled to retire or withdraw from being a
   -------
Member of the Company without the written consent of the other Members. No Member shall be subject to removal except for good cause, as determined by the vote of Members holding at least seventy-five percent (75%) of the Percentage Interests. No admission, withdrawal, or removal of a Member shall cause the dissolution of the Company. Any purported admission, withdrawal, or removal that is not in accordance with this Agreement shall be null and void.

          7.5 Payment Upon Withdrawal or Removal of Member. If any Member withdraws from the Company with the consent of the other Members (other than pursuant to Section 7.7), or if any Member is removed pursuant to Section 7.4,
            -------                                               -------
then such Member shall be entitled to receive from the Company a payment equal to (a) the lesser of (i) the Member's Unreturned Capital as adjusted as of the effective date of the written election of withdrawal or the date of removal or
(ii) the amount the Member would be paid assuming exercise of the Buy Out Option pursuant to Section 7.10 with respect to such Member's Membership Interest (on
            -------
the date of the withdrawal or removal of the Member) and the subsequent closing of the purchase and sale transaction contemplated therein, or (b) such other amount as may be agreed upon by such Member and a Majority in Interest of the other Members (in either event, the "Termination Payment"). The Termination Payment shall be paid within six months after the effective date of the removal or written election of withdrawal, or on such other date as may be agreed upon by the removed or withdrawing Member and a Majority in Interest of the other Members. If any Member attempts to withdraw from the Company (other than pursuant to Section 7.7) without the consent of the other Members, then,
            -------
notwithstanding the last sentence of Section 7.4, the other Members may, by vote
                                     -------
of a Majority in Interest thereof, permit such withdrawal (without waiving, in any manner, any other rights available to it or the Company at law or in equity and in addition to, and not in lieu of, any other remedies to which it or the Company may be entitled), provided that such withdrawing Member shall not be entitled to any Termination Payment or any other compensation whatsoever in consideration for its terminated Membership Interest.

          7.6 Admission of Assignees as Substitute Members.

               7.6.1 An Assignee shall become a Substitute Member only if and when each of the following conditions are satisfied:

                    (a) the assignor of the Interest transferred sends written notice to the other Members requesting the admission of the Assignee as a

     Substitute Member and setting forth the name and address of the Assignee, the Percentage Interest transferred, and the effective date of the Transfer;

                    (b) a Majority in Interest of the other Members consent in writing to such admission; and

                    (c) the Company receives from the Assignee (i) such information concerning the Assignee's financial capacities and investment experience as may be requested by legal counsel to the Company, and (ii) written instruments (including, without limitation, copies of any instruments of Transfer and such Assignee's consent to be bound by this Agreement as a Substitute Member) that are in a form satisfactory to legal counsel to the Company.

               7.6.2 Upon the admission of any Substitute Member, Exhibit "A"
                                                                  -------
shall be amended to reflect the name, address, and Percentage Interest of such Substitute Member and to eliminate or adjust, if necessary, the name, address, and Percentage Interest of the predecessor of such Substitute Member.

          7.7 Withdrawal of Members. If a Member has transferred all of its Membership Interest to one or more Assignees, then such Member shall withdraw from the Company if and when all such Assignees have been admitted as Substitute Members in accordance with this Agreement.

          7.8 Conversion of Membership Interest. Upon the Incapacity of a Member, such Incapacitated Member's Membership Interest shall automatically be converted to an Economic Interest only, and such Incapacitated Member (or its executor, administrator, trustee, or receiver, as applicable) shall thereafter be deemed an Assignee for all purposes hereunder, with the same Economic Interest as was held by such Incapacitated Member prior to its Incapacity, but without any other rights of a Member unless the holder of such Economic Interest is admitted as a Substitute Member pursuant to Section 7.6.
                                               -------

          7.9 Buy/Sell. Each Member (the "Offeror Member") shall have the right at any time to purchase the entire Membership Interest of another Member (the "Offeree Member") or to sell the entire Membership Interest of the Offeror Member in the Company to the Offeree Member in the manner set forth in this
Section 7.9. The purchaser under this Section 7.9 shall indemnify in a
-------                               -------
commercially reasonable manner the selling Member and its Affiliates for any exposure from all liabilities connected with the assets of the Company relating to events and circumstances which occur or come into existence after the closing of the purchase and sale transaction contemplated hereby. Additionally, the purchaser shall obtain releases of any guaranty or guaranties issued by the selling Member or any of its Affiliates, which releases shall be effective contemporaneously with closing of the transaction contemplated hereby.

                    (a) The Offeror Member may serve upon the Offeree Member a notice (the "Offering Notice") which shall contain the following terms:

               (i) a statement of intent to rely on this Section 7.9;
                                                         -------

               (ii) the aggregate dollar amount (the "Specified Amount") which the Offeror Member would be willing to pay for the assets of the Company as of a date certain.

                    (b) The Offeree Member shall have the election to either:

               (i) sell its full Membership Interest in the Company to the Offeror Member for an amount equal to the amount the Offeree Member would have been entitled to receive if the Company had sold its assets for the Specified Amount on a no-commissions basis on the date of closing and the Company had immediately paid all Company liabilities and distributed the net proceeds to each Member in accordance with Section 9.5.1; or
                                         -------

               (ii) purchase the full Membership Interest of the Offeror Member for an amount equal to the amount the Offeror Member would have been entitled to receive if the Company had sold its assets for the Specified Amount on a no-commissions basis on the date of closing and the Company had immediately paid all Company liabilities and distributed the net proceeds to each Member in accordance with Section 9.5.1.
                               -------

                    (c) The Offeree Member shall have thirty (30) days from the date of delivery of the Offering Notice to notify the Offeror Member of its unconditional and unqualified election to either sell its full Membership Interest, as provided under Section 7.9(b)(i), or to purchase the full
                                 -------
     interest of the Offeror Member, as provided under Section 7.9(b)(ii). If
                                                       -------
     the Offeree Member fails to notify the Offeror Member of its unconditional and unqualified election within said thirty (30) day period, the Offeree Member shall be conclusively deemed to have elected to sell its full Membership Interest in the Company to the Offeror Member at the price provided in Section 7.9(b)(i) and to have waived its exclusive right to
                 -------
     purchase hereunder.

                    (d) Closing of such sale or purchase between the Offeror Members and the Offeree Member shall occur within ninety (90) days from and after the date the Offeree Member delivers notice (or is deemed to deliver notice) of its election pursuant to subsection (c) above. The parties hereby acknowledge and agree that time is of the essence. The amount to be paid by the Purchasing Member pursuant to this Section 7.9 shall be paid in
                                                    -------
     cash.

     IF THE PURCHASER UNDER THIS SECTION FAILS TO CONSUMMATE THE PURCHASE PURSUANT TO THE PROVISIONS OF THIS SECTION, THE SELLER UNDER THIS SECTION SHALL HAVE THE RIGHT TO THE IMMEDIATE PAYMENT OF LIQUIDATED DAMAGES FROM SUCH PURCHASER IN THE AMOUNT OF FIVE PERCENT (5%) OF THE AMOUNT WHICH THE SELLER WOULD HAVE RECEIVED UNDER SUCH SALE. THE MEMBERS HEREBY ACKNOWLEDGE AND AGREE THAT

THE AMOUNT OF SELLER'S DAMAGES RESULTING FROM SUCH A BREACH OF THIS SECTION
                                                                    -------
7.9(d) BY PURCHASER WOULD BE DIFFICULT OR IMPOSSIBLE TO ACCURATELY ASCERTAIN AND THAT SELLER'S DAMAGES WOULD, IN ANY EVENT, BE SUBSTANTIAL. THE MEMBERS HEREBY AGREE, WHICH AGREEMENT IS CONFIRMED BY THEIR INITIALS AT THE END OF THIS SECTION, THAT IN THE EVENT OF PURCHASER'S DEFAULT (AS DESCRIBED IN THE FIRST SENTENCE ABOVE) (1) THE AMOUNT INDICATED ABOVE SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE OF SELLER'S DAMAGES, (2) SUCH LIQUIDATED DAMAGES SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY FOR THAT PARTICULAR DEFAULT, WHETHER AT LAW OR EQUITY, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT (EXCEPT THAT SELLER SHALL ALSO HAVE THE OPTION MENTIONED IN SECTION 7.9(e)) AND (3) UPON
             ----                              -------
PAYMENT OF SUCH LIQUIDATED DAMAGES TO SELLER, PURCHASER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER PURSUANT TO THIS SECTION 7.9(d) FOR THAT
                                                 -------
PARTICULAR DEFAULT ONLY (EXCEPT THAT SELLER SHALL ALSO HAVE THE OPTION MENTIONED
                                                  ----
IN SECTION 7.9(e)). ATTORNEYS FEES AND COSTS PURSUANT TO THIS AGREEMENT SHALL BE
   -------
AVAILABLE IF INCURRED BECAUSE OF A FAILURE OF THE PURCHASER TO PAY OVER SUCH LIQUIDATED DAMAGES WHEN REQUIRED BY THIS SECTION.

                   Initials                                             Initials
------------------                                    -----------------

                    (e) If, following an election by the Offeree Member to purchase under Section 7.9(b)(ii), the Offeree Member shall fail to
                    -------
     consummate the purchase of the Offeror Member's Membership Interest in accordance with this Section 7.9, then the Offeree Member shall, at the
                          -------
     Offeror Member's option (which option shall be in addition to the Offeror's remedy under Section 7.9(d)), to be exercised within ten (10) days after
                  -------
     the Offeree Member's failure to consummate such purchase in accordance with this Section 7.9, sell its Membership Interest to the Offeror Member within
          -------
     sixty (60) days as if the Offeree Member had initially elected to sell under Section 7.9(b)(i). In the event of such election, the failure of the
           -------
     Offeror Member to consummate the purchase shall trigger the same remedy set forth in Section 7.9(d).
              -------

                    (f) The provisions of this Section 7.9 shall control over
                                               -------
     and override all of the provisions relating to transfer restrictions and/or withdrawal rights set forth in this Agreement, except that, in the event the Buy Out Option is exercised, any exercise of the option provided for in this Section that has not previously resulted in a closed purchase and sale transaction pursuant to this Section, or any attempt to exercise the option provided for in this Section after the Buy Out Option has been exercised and prior to the closing of a purchase and sale transaction pursuant thereto or the lapse of the Buy Out Option pursuant to Section 7.10, shall
                                                            -------
     be null and void. If an Offering Notice has been given pursuant to this
     Section 7.9, no notice pursuant to Section 7.2 may be given until all of
     -------                            -------
     the time periods triggered by the Offering Notice have expired without consummation of the purchase and sale pursuant to this Section 7.9.
                                                            -------

          7.10 Option to Purchase Defaulting Member's Interest. At any time within one hundred twenty (120) days (the "Notice Period") after:

               (i) a Capital Call has been made; and

               (ii) Tejon or Dermody has timely made its entire Proportionate share of a loan pursuant to Section 3.2.2(b) and/or a Capital
                                           -------
               Contribution pursuant to Section 3.2.2(c) in response to the Capital Call ("Non-Defaulting Member") and the other Member ("Defaulting Member") has failed to do so:

an option ("Buy Out Option") shall arise in the Non-Defaulting Member to acquire the Defaulting Member's entire Membership Interest (the "Option Interest"). The Buy Out Option may be exercised by the Non-Defaulting Member by providing written notice thereof ("Buy Out Notice") to the Defaulting Member within the Notice Period.

          If the Buy Out Option is exercised, the purchase price for the Option Interest shall be equal to the amount the Defaulting Member would have been entitled to receive pursuant to Section 9.5.1 on the date of exercise of the Buy
                                -------
Out Option had all of the Company Assets been sold on such date for their fair market value, net of presumed closing costs of seven and one-half percent (7.5%) thereof, and the net proceeds thereof immediately distributed pursuant to
Section 9.5.1. The purchase price shall be paid in cash. If the Non-Defaulting
-------
Member elects to purchase the Option Interest, the closing shall occur (i) within thirty (30) days after the lapse of the Notice Period and the purchase price for the Option Interest is agreed upon or otherwise determined pursuant to this Section or (ii) within a time period otherwise agreed to in writing by the Non-Defaulting Member and the Defaulting Member. It being understood that the Non-Defaulting Member shall be under no obligation to purchase the Option Interest, and if it does not elect to do so by delivering a Buy Out Notice within the Notice Period, the particular exercise of the Buy Out Option shall lapse without obligation or liability of the Non-Defaulting Member and without affecting a subsequent exercise of the Buy Out Option by a Member entitled pursuant to this Section to do so.

          In the event the Non-Defaulting Member exercises its Buy Out Option pursuant to this Section 7.10, all guarantees made by the Defaulting Member or
                 -------
any Affiliate of the Defaulting Member which guarantee any Company indebtedness will not be released and will remain in full force and effect until the earlier to occur of (i) the refinancing of such Company indebtedness on terms and conditions not requiring the guarantee of any Member or the guarantee of any Member's Affiliate, or (ii) the satisfaction by the Company of the indebtedness guaranteed by the Defaulting Member or the Defaulting Member's Affiliate. Notwithstanding the foregoing and in the event a Non-Defaulting Member has exercised its Buy Out Option pursuant to this Section 7.10 and the Defaulting
                                              -------
Member or an Affiliate of the Defaulting Member has guaranteed any Company indebtedness, the Members shall exercise reasonable efforts to secure substitute financing not requiring the guarantee of the Defaulting Member or any Affiliate of the Defaulting Member. In no event, however, will any guarantee of the Defaulting Member or the Affiliate of the Defaulting Member be released if the obligations of the Non-Defaulting Member or any of its Affiliates will, or potentially will, be increased by such a release. If the subject guarantee is part of an arrangement pursuant to which both the Non-Defaulting Member and the Defaulting Member, or their respective Affiliates, have guaranteed Company indebtedness on a joint and several basis, the

Defaulting Member's or its Affiliate's guarantee shall not be released hereunder unless the amount guaranteed by such joint and several guarantee of the Members under the terms of the substitute financing is reduced to fifty percent (50%) or less of the guaranteed amount prior to the release.

          For purposes of this Section 7.10, the fair market value of the
                               -------
Company Assets shall be determined via agreement by the Defaulting Member and the Non-Defaulting Member or, if they cannot agree within thirty (30) days after either of them provides written notice to the other of the need to do so, by an appraiser agreed upon by the Defaulting Member and the Non-Defaulting Member. In the event that the fair market value of the Company Assets is to be determined by an appraiser, the Defaulting Member and the Non-Defaulting Member shall attempt in good faith to agree on a single appraiser. If they are unable to agree on a single appraiser within thirty (30) days after either requests the other to do so, each shall select a qualified appraiser with experience in valuing real estate comparable to the Property, and the two appraisers so selected shall select a third similarly qualified appraiser. Such third appraiser shall then determine the fair market value of the Company Assets pursuant to this Section 7.10. If either the Defaulting Member or the
                 -------
Non-Defaulting Member fails for any reason to select an appraiser within fifteen
(15) days after being requested to do so by the other, the appraiser selected by the other shall render the appraisal.

          The provisions of this Section 7.10 shall control over and override
                                 -------
all of the provisions relating to transfer restrictions and/or withdrawal rights set forth in this Agreement If a Buy Out Notice has been given pursuant to this
Section 7.10, no notice pursuant to Section 7.2 or Section 7.9 may be given
-------                             -------        -------
until consummation of the purchase and sale pursuant to this Section 7.10 or the
                                                             -------
lapse of the particular exercise of the Buy Out Option as provided above.

                                   ARTICLE 8
                   LIABILITY, EXCULPATION, AND INDEMNIFICATION

          8.1 Liability. Except as otherwise provided by the Act, the debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member or any proper delegate shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member or a delegate.

          8.2 Exculpation.

               (i) No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence or willful misconduct.

               (ii) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the

               Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, Profits, Losses or net cash flow or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

          8.3 Indemnification. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage, or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person (including alleged breaches of fiduciary duty) in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage, or claim incurred by such Covered Person by reason of gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 8.3 shall be provided out of and to the extent of Company assets
     -------
only, and no Member shall have any personal liability with respect to such indemnity.

          8.4 Expenses. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit, or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit, or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section
                                                                      -------
8.3 hereof.

          8.5 Insurance. The Company may purchase and maintain insurance, to the extent and in such amounts Approved by the Members, on behalf of Covered Persons and such other Persons Approved by the Members, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Company or such indemnities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement. The Company may enter into indemnity contracts with Covered Persons and such other Persons Approved by the Members and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 8.4
                                                                 -------
hereof and containing such other procedures regarding indemnification Approved by the Members.

                                   ARTICLE 9
            DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

          9.1 Limitations. The Company may be dissolved, liquidated, and terminated only pursuant to the provisions of this Article 9, and the parties
                                                   -------
hereto do hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company Assets.

          9.2 Exclusive Causes. Notwithstanding the Act, the following and only the following events shall cause the Company to be dissolved, liquidated, and terminated:

                    (a) The occurrence of a Terminating Capital Transaction; or

                    (b) The Approval of the Members.

Any dissolution of the Company other than as provided in this Section 9.2 shall
                                                              -------
be a dissolution in contravention of this Agreement.

          9.3 Effect of Dissolution. The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until it has been wound up and its assets have been distributed as provided in Section 9.5 of this Agreement.
                                     -------
Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

          9.4 No Capital Contribution Upon Dissolution. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company, its Capital Contribution thereto, its Capital Account, and its share of Net Profits or Net Losses, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member. Accordingly, if any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions, and allocations for all taxable years, including the year during which the liquidation occurs), then such Member shall have no obligation to make any Capital Contribution with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other person for any purpose whatsoever.

          9.5 Liquidation.

               9.5.1 Upon dissolution of the Company, the Person designated by a Majority in Interest of the Members shall act as Liquidator. The Liquidator shall liquidate the assets of the Company, and after allocating (pursuant to Article 5 of this Agreement) all income, gain, loss and deductions resulting therefrom, shall apply and distribute the proceeds thereof as follows:

                    (a) first, to the payment of the obligations of the Company, to the expenses of liquidation, and to the setting up of Reserves; and

                    (b) thereafter, to the Members in proportion to the positive balances in the Members' respective Capital Accounts, determined after taking into account all Capital Account adjustments for the Company taxable year during which such liquidation occurs (other than those made as a result of the distributions set forth in this Section 9.5.1(b) of this
                                                   -------
     Agreement), by the end of the taxable year in which such liquidation occurs or, if later, within 90 days after the date of the liquidation.

               9.5.2 Notwithstanding Section 9.5.1 of this Agreement, in the
                                     -------
event that the Liquidator reasonably determines that an immediate sale of all or any portion of the Company Assets would cause undue loss to the Members, the Liquidator, in order to avoid such loss to the extent not then prohibited by the Act, may either defer liquidation of and withhold from distribution for a reasonable time any Company Assets except those necessary to satisfy the Company's debts and obligations, or distribute the Company Assets to the Members in kind.

                                   ARTICLE 10
                                  MISCELLANEOUS

          10.1 Amendments.

               10.1.1 Each Additional Member and Substitute Member shall become a signatory hereto by signing such number of counterpart signature pages to this Agreement and such other instruments, in such manner, as legal counsel to the Company shall determine. By so signing, each Additional Member and Substitute Member, as the case may be, shall be deemed to have adopted and to have agreed to be bound by all of the provisions of this Agreement.

               10.1.2 This Agreement may be amended at any time and from time to time by execution of a written agreement executed by at least a Majority in Interest of the Members.

               10.1.3 In making any amendments, the Members shall prepare and file (or cause to be prepared and filed) such documents and certificates as may be required under the Act and under the laws of any other jurisdiction applicable to the Company.

          10.2 Accounting and Fiscal Year. Subject to Code Section 448, the books of the Company shall be kept on such method of accounting for tax and financial reporting purposes require by the Code or the Regulations or as otherwise Approved by the Members. The fiscal year of the Company shall end on December 31 of each year, or on such other date required by the Code or the Regulations (or permitted under the Code or Regulations and Approved by the Members).

          10.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof.

          10.4 Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

          10.5 Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) sent by facsimile or registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Company, to the Company at the address set forth in Section 1.3 hereof, or to such other
                                    -------
address as the Company may from time to time specify by notice to the Members; if to a Member, to such Member at the address set forth in Exhibit "A", or to
                                                           -------
such other address as such Member may from time to time specify by notice to the Company. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile, or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

          10.6 Tax Matters.

               10.6.1 Tejon shall be designated and shall operate as "Tax Matters Partner" (as defined in Code Section 6231), to oversee or handle matters relating to the taxation of the Company.

               10.6.2 The Tax Matters Partner may make all elections for federal income and all other tax purposes (including, without limitation, pursuant to Section 754 of the Code), with the Approval of the Members.

               10.6.3 Income tax returns of the Company shall be prepared by such certified public accountant(s) as the Members shall retain at the expense of the Company.

          10.7 Governing Law; Certain Waivers. This Agreement, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law. The Members waive any and all rights they may have to a jury trial, and any and all rights they may have to punitive, special, exemplary, or consequential damages, in respect of any dispute based on this Agreement.

          10.8 Construction. This Agreement shall be construed as if all parties prepared this Agreement.

          10.9 Captions - Pronouns. Any titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as appropriate.

          10.10 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the Members, their heirs, executors, administrators, successors, and all other Persons hereafter holding, having, or receiving an interest in the Company, whether as Assignees, Substitute Members, or otherwise.

          10.11 Confidentiality. Each party hereto agrees that the provisions of this Agreement, all understandings, agreements, and other arrangements between and among the parties, and all other non-public information received from or otherwise relating to, the Company shall be confidential, and, except as otherwise required by law, shall not be disclosed or otherwise released to any other Person (other than to such party's legal counsel or another party hereto), without the written consent of the other Members (which shall not be unreasonably withheld or delayed). The obligations of the parties hereunder shall not apply to the extent that the disclosure of information otherwise determined to be confidential is required by applicable law, provided that, prior to disclosing such confidential information, a party shall notify the Company thereof, which notice shall include the basis upon which such party believes the information is required to be disclosed.

          10.12 Member Representations. Each Member acknowledges, agrees and represents to the Company and each other Member that (a) it is an "accredited investor," as that term is defined in Regulation D to the Securities Act of 1933, (b) it either (i) has a preexisting business relationship with the Company or any of its partners, officers, directors or controlling persons or (ii) by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with an investment in the Company, (c) it has been furnished with all documents and additional information requested by it for the purpose of evaluating whether an investment in the Company is suitable for the Member, (d) in evaluating an investment in the Company, the Member has consulted with its own investment, legal and tax advisors and has independently concluded that an investment by the Member in the Company is appropriate in light of its overall investment objectives and financial situation, (e) the Member has adequate means of providing for current needs and contingencies, has no need for liquidity with respect to its investment in the Company and is able to bear the economic risk of a loss of the Member's entire investment in the Company, (f) the Member is purchasing its interest for the Member's own account for investment and not with a view to or for resale in connection with any distribution of such security, and (g) the Member understands there are no guarantees or assurances of any economic or other benefits that may accrue by virtue of holding an interest in the Company. Each Member further acknowledges, agrees and represents that it is not relying on legal counsel of any other Member in reviewing this Agreement and in deciding whether to invest as a Member. In this connection, the Members acknowledge and agree that Latham & Watkins has represented solely Tejon in putting together this Agreement and that, although Latham & Watkins will continue to represent Tejon and certain of its Affiliates on various matters from time to time, all Members consent to the representation by Latham & Watkins of the Company from time to time. All Members further acknowledge and agree that Latham & Watkins may rely upon the statements made to it, and the instructions given it, by Tejon, Dermody or any of their respective agents or representatives without any duty of inquiry as to the Person's authority to do. The Members further acknowledge and agree that Lionel Sawyer & Collins has represented solely Dermody in putting together this Agreement and that, although Lionel Sawyer & Collins will continue to represent Dermody and certain of its Affiliates on various matters from time to time, all Members consent to the representation by Lionel Sawyer & Collins of the Company from time to time. All Members further acknowledge and agree that Lionel Sawyer & Collins may rely upon the statements made to it, and the instructions given it, by Tejon, Dermody or any of their respective agents or representatives without any duty of inquiry as to the Person's authority to do.

          10.13 Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto.

          10.14 Attorney Fees. In case any proceeding, whether at law, in equity or in arbitration, shall be brought by any Member or by or on behalf of the Company to enforce the terms of this Agreement or with respect to any breach hereof, the prevailing party in each such proceeding, as determined by the court or arbitrator, shall be entitled to the payment of reasonable attorneys' fees and costs from the non-prevailing party or parties (as determined by the court or arbitrator).

          10.15 Titles. Article and Section titles are for descriptive purposes
                        -------     -------
only and shall not control or alter the meaning of this Agreement as set forth in the text.

          10.16 Successors. This Agreement shall bind and inure to the benefit of the Members' respective successors and assigns.

          10.17 Computation of Time Periods. All periods of time referred to in this Agreement shall include Saturdays, Sundays and state or national holidays, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

          10.18 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the minimum extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

          10.19 Signatory Authority. By signing this Agreement, the individual or individuals signing this Agreement on behalf of each Member represents to the other Members that he or she has full authority to do so, has received all required consents, and that his or her signature (together with the signature or signatures of any other individual signing below on behalf of such Member) is
(are) the only signatures required to bind the Member on whose behalf he or she is signing this Agreement.

          10.20 Arbitration. Any disputes which arise involving all or any of the Members under this Agreement shall be subject to final, binding arbitration upon written request by any Member involved in the dispute in accordance with this Section. The dispute shall be submitted before JAMS/Endispute ("JAMS")
     -------
within thirty (30) days after the requesting notice in accordance with the then existing JAMS Arbitration Rules as modified by this Section; a decision shall be
                                                    -------
issued within thirty (30) days after the close of the record; and judgment upon the award may be entered in any court having jurisdiction over the judgment. Within thirty (30) days after selection of the arbitrator as provided herein, each party to the dispute shall submit to each other and the arbitrator their respective proposals for resolution of the dispute, and the arbitration shall be limited to the sole question of determining which written proposal is to be accepted. The arbitrator shall have no authority to compromise between the proposals. If a party to a dispute fails to appear at any properly noticed arbitration proceeding, an award may be entered against such party notwithstanding such failure to appear. If the parties disagree on the choice for an arbitrator, the parties shall jointly request JAMS to furnish a list of five available arbitrators. After receipt of such list and an opportunity to consider the names, each party may designate in writing to JAMS not more than two names to be eliminated from the selection process. If more than one name remains after such eliminations are made, the selection of the arbitrator shall be made by lot from the remaining names. If either party makes demand upon the other for arbitration, the arbitration shall be conducted in Bakersfield, California at the location designated by the arbitrator. The parties may mutually agree to another location. Subject to Section 10.14, the
                                                           -------
expenses, wages and other compensation of any witnesses called before the arbitrator shall be borne by the party calling the witnesses. Subject to Section
                                                                         -------
10.14, other expenses incurred, including wages of participants and experts shall be borne separately by the respective parties. Subject to Section 10.14,
                                                                -------
the fee for the arbitration, the arbitrator's fees and expenses, the cost of any hearing room, and the cost of a shorthand or similar reporter and the original transcript shall all be borne by the Company.

          10.21 Approvals. Except as otherwise explicitly provided herein to the contrary, whenever a Member's approval or consent is required, such approval or consent shall not be unreasonably withheld or delayed. If a Member provides written notice to another Member requesting that such other Member approve or consent to an action or proposal, which action or proposal is specified in the written notice, the Member's approval or consent (as the case may be) shall be deemed given unless the Member provides written notice to the Member giving the notice within the time period specified to obtain such approval or, if no time frame is specified, thirty (30) days thereafter that the Member does not approve or consent to the action or proposal.

          10.22 Interpretations. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereof.

          10.23 No Third-Party Beneficiaries. Nothing in this Agreement is intended to confer any rights or remedies on any Person other than the parties to this Agreement and their respective successors-in-interest and permitted assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              MEMBER SIGNATURE PAGE

THE MEMBER INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND QUALIFICATION ORDERS UNDER SUCH LAWS OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND QUALIFICATION ORDERS UNDER SUCH LAWS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF LEGAL COUNSEL TO THE COMPANY.

Tejon Industrial Corp.,
a California corporation,


By:  /s/ Robert A. Stine
     --------------------------------------
         Robert A. Stine, President

Dated:   March 20, 2001
       ------------------------------------

                              MEMBER SIGNATURE PAGE

THE MEMBER INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND QUALIFICATION ORDERS UNDER SUCH LAWS OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND QUALIFICATION ORDERS UNDER SUCH LAWS, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF LEGAL COUNSEL TO THE COMPANY.


By:  /s/ Robert A. Stein
    ---------------------------------------
         Name:   Robert A. Stein
                ---------------------------
         Title:  President
                ---------------------------


By:  /s/ Aaron Paris
    ---------------------------------------
         Name:   Aaron Paris
                ---------------------------
         Title:  President
                ---------------------------

Dated:  March 20, 2001
       ------------------------------------

                                   EXHIBIT "A"

                         MEMBERS, CAPITAL CONTRIBUTIONS,
                            AND PERCENTAGE INTERESTS

-----------------------------------------------------------------------------
 Name and Address of      Class of        Cash         Agreed      Percentage
      Members            Membership   Contribution    Value of     Interest
                          Interest                   Contributed
                                                      Property
-----------------------------------------------------------------------------
Tejon Industrial Corp.
4436 Lebec Road           Class A      $   50,000     $1,478,862      50%
Lebec, California
93243
-------------------------------------------------------------------------------
Dermody Properties
1200 Financial Blvd.      Class A      $1,528,862     $        0      50%
Reno, Nevada  89502
-----------------------------------------------------------------------------